SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                      ----
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) September 30, 1999

    Key Bank USA, National Association (as Seller) under a Sale and Servicing
         Agreement dated as of September 1, 1999 in connection with the issuance of KeyCorp Student Loan Trust 1999-B Asset Backed Notes
                         and Asset Backed Certificates.

                       Key Bank USA, National Association
             (Exact name of Registrant as specified in its charter)

United States                         333-80109              34-1804148
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           ID Number)

Key Tower, 127 Public Square, Cleveland, Ohio          44114
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
including area code:                                 (216) 689-6300

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5. Other Event

The balance sheet of KeyCorp Student Loan Trust 1999-B (the "Trust") as audited by Ernst & Young LLP, independent certified public accountants, as set forth in their report attached to the Prospectus Supplement of the Registrant dated September 30, 1999 (the "Prospectus"), is hereby incorporated by reference in:
(i) this Current Report on Form 8-K, and (ii) the registration statement (No. 333-80109) of the Registrant (the "Registration Statement") and shall be deemed to be a part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

     23.1 The Consent of Ernst & Young LLP, independent certified public accountants, with respect to (a) the inclusion in the Prospectus of their report dated September 28, 1999 on the balance sheet of the Trust (the "Report"), (b) the incorporation by reference of the Report in the Registration Statement, and (c) the reference to their firm under the caption "Experts" in the Prospectus.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KEY BANK USA, NATIONAL ASSOCIATION



                                            By:  /s/ Darlene Dimitrijevs
                                                 ----------------------------
                                                 Name:  Darlene Dimitrijevs
                                                 Title: Senior Vice President



Dated:  September 30, 1999